Exhibit 99.1

Vireo Growth Inc. Enters into Definitive Agreements to Acquire Outstanding Senior Secured Convertible Notes of Schwazze

– Transaction reflects continuation of Vireo’s M&A strategy and is expected to close later this month –

MINNEAPOLIS, Oct. 02, 2025 -- Vireo Growth Inc. ("Vireo" or the "Company") (CSE: VREO; OTCQX: VREOF) today announced that it has entered into definitive agreements to acquire approximately 86% of the outstanding senior secured convertible notes (the “Notes”) of public U.S. multi-state cannabis operator, Medicine Man Technologies Inc. (dba “Schwazze”) from third-party noteholders. The Notes will be acquired at a price substantially below par value, for total consideration of approximately $62 million payable in subordinate voting shares of the Company at closing, at a deemed price per share of $0.54.

The transaction is expected to close later this month. Completion of the transaction is subject to customary conditions, including receipt of necessary approvals.

About Vireo Growth Inc.

Vireo was founded in 2014 as a pioneering medical cannabis company. Vireo is building a disciplined, strategically aligned, and execution-focused platform in the industry. This strategy drives our intense local market focus while leveraging the strength of a national portfolio. We are committed to hiring industry leaders and deploying capital and talent where we believe it will drive the most value. Vireo operates with a long-term mindset, a bias for action, and an unapologetic commitment to its customers, employees, shareholders, industry collaborators, and the communities it serves. For more information about Vireo, visit www.vireogrowth.com.

Contact Information

Joe Duxbury
Chief Accounting Officer
investor@vireogrowth.com

Forward-Looking Statement Disclosure

This press release contains “forward-looking information” within the meaning of applicable United States and Canadian securities legislation. To the extent any forward-looking information in this press release constitutes “financial outlooks” within the meaning of applicable United States or Canadian securities laws, this information is being provided as preliminary financial results; the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such financial outlooks. Forward-looking information contained in this press release may be identified by the use of words such as “should,” “believe,” “estimate,” “would,” “looking forward,” “may,” “continue,” “expect,” “expected,” “will,” “likely,” “subject to,” and variations of such words and phrases, or any statements or clauses containing verbs in any future tense and includes statements regarding the Company’s M&A strategy, the timing of the close of the acquisition of the Notes, if closing occurs at all; and the receipt of necessary approvals and satisfaction of other customary conditions. These statements should not be read as guarantees of future performance or results. Forward-looking information includes both known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company or its subsidiaries to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements or information contained in this press release. Forward-looking information is based upon a number of estimates and assumptions of management, believed but not certain to be reasonable, in light of management’s experience and perception of trends, current conditions, and expected developments, as well as other factors relevant in the circumstances, including assumptions in respect of current and future market conditions, the current and future regulatory environment, and the availability of licenses, approvals and permits.

Although the Company believes that the expectations and assumptions on which such forward-looking information is based are reasonable, the reader should not place undue reliance on the forward-looking information because the Company can give no assurance that they will prove to be correct. Actual results and developments may differ materially from those contemplated by these statements. Forward-looking information is subject to a variety of risks and uncertainties that could cause actual events or results to differ materially from those projected in the forward-looking information. Such risks and uncertainties include, but are not limited to: risks related to the timing and content of adult-use legislation in markets where the Company currently operates; current and future market conditions, including the market price of the subordinate voting shares of the Company; risks related to epidemics and pandemics; federal, state, local, and foreign government laws, rules, and regulations, including federal and state laws and regulations in the United States relating to cannabis operations in the United States and any changes to such laws or regulations; operational, regulatory and other risks; execution of business strategy; management of growth; difficulties inherent in forecasting future events; conflicts of interest; risks inherent in an agricultural business; risks inherent in a manufacturing business; liquidity and the ability of the Company to raise additional financing to continue as a going concern; the Company’s ability to meet the demand for flower in its various markets; risk of failure in the lawsuit with Verano and the cost of that litigation; our ability to dispose of our assets held for sale at an acceptable price or at all; and risk factors set out in the Company's Form 10-K for the year ended December 31, 2024, which is available on EDGAR with the U.S. Securities and Exchange Commission and filed with the Canadian securities regulators and available under the Company's profile on SEDAR+ at www.sedarplus.com.

The statements in this press release are made as of the date of this release. Except as required by law, we undertake no obligation to update any forward-looking statements or forward-looking information to reflect events or circumstances after the date of such statements.